                            ROCHESTER FUND MUNICIPALS
                    Supplement dated February 18, 2005 to the
                        Prospectus dated February 24, 2004

This Prospectus supplement amends the Prospectus dated February 24, 2004 and is in addition to the supplement dated July 6, 2004. The supplement dated January
11, 2005 is withdrawn. This supplement amends the Prospectus as follows:

1.    The paragraph captioned "Advisory Fees" on page 14 will be deleted in its entirety and replaced with the following:

      Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the
      Manager an advisory fee at an annual rate, payable monthly, which declines on additional assets as the Fund grows: 0.54% of the first $100 million of average daily net assets, 0.52% on the next $150 million, 0.47% on the next $1.75 billion, 0.46% on the next $3 billion, 0.45% on the next $3 billion and 0.44% of average daily net assets over $8 billion. The Fund's management fee for its last fiscal year ended December 31, 2003, was 0.46%
      of average annual net assets for each class of shares.

2.    The following new section is added to the end of the section captioned
"ABOUT THE FUND - HOW THE FUND IS MANAGED " on page 14:

      PENDING LITIGATION.  A consolidated amended complaint has been filed as putative derivative and class actions against the Manager,
      Distributor and Transfer Agent, as well as 51 of the Oppenheimer funds
      (collectively the "funds") including the Fund, 31 present and former
      Directors or Trustees and 9 present and former officers of certain of the Funds. This complaint, filed in the U.S. District Court for the
      Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the
      Investment Company Act and the Investment Advisers Act of 1940. Also,
      like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the
      Directors/Trustees and the Officers breached their fiduciary duties to
      Fund shareholders under the Investment Company Act and at common law.
      The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      The Manager and the Distributor believe the claims asserted in these law suits to be without merit, and intend to defend the suits vigorously. The
      Manager and the Distributor do not believe that the pending actions are likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory or distribution agreements with the Fund.

3.    In the section titled "How Can You Buy Class A Shares?", the following is added after the chart depicting Class A share sales charges on page 19.

       Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

4.    The section  titled "How to Exchange  Shares" is deleted in its entirety and replaced with the following:

How to Exchange Shares

If you want to change all or part of your investment from one Oppenheimer fund to another, you can exchange your shares for shares of the same class of another
Oppenheimer fund that offers the exchange privilege. For example, you can exchange Class A shares of the Fund only for Class A shares of another fund. To exchange shares, you must meet several conditions:

   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of the selected fund must offer the exchange privilege.
   o  You must hold the shares you buy when you establish an account for at least seven days before you can exchange them. After your account is open for seven days, you can exchange shares on any regular business day, subject to the limitations described below.
   o  You must meet the minimum purchase requirements for the selected fund.
   o  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
   o  Before exchanging into a fund, you must obtain its prospectus and should read it.

      For tax purposes, an exchange of shares of the Fund is considered a sale of those shares and a purchase of the shares of the fund to which you are exchanging. An exchange may result in a capital gain or loss.

      You can find a list of the Oppenheimer funds that are currently available for exchanges in the Statement of Additional Information or you can obtain a list by calling a service representative at 1.800.225.5677. The funds available for exchange can change from time to time. There are a number of other special conditions and limitations that apply to certain types of exchanges. In some cases, sales charges may be imposed on exchange transactions. In general, a contingent deferred sales charge (CDSC) is not imposed on exchanges of shares that are subject to a CDSC. However, if you exchange shares that are subject to a CDSC, the CDSC holding period will be carried over to the acquired shares, and the CDSC may be imposed if those shares are redeemed before the end of that holding period. These conditions and circumstances are described in detail in the "How to Exchange Shares" section in the Statement of Additional Information.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing, by telephone or the internet, or by establishing an Automatic Exchange Plan.

Written Exchange Requests. Send an OppenheimerFunds Exchange Request form, signed by all owners of the account, to the Transfer Agent at the address on the back cover. Exchanges of shares for which share certificates have been issued cannot be processed unless the Transfer Agent receives the certificates with the request.

Telephone and Internet Exchange Requests. Telephone exchange requests may be made either by calling a service representative or by using PhoneLink by calling 1.800.225.5677. You may submit internet exchange requests on the
      OppenheimerFunds internet website, at www.oppenheimerfunds.com. You must
                                            ------------------------
      have obtained a user I.D. and password to make transactions on that website. Telephone and/or internet exchanges may be made only between accounts that are registered with the same name(s) and address. Shares for which share certificates have been issued may not be exchanged by telephone or the internet.

Automatic Exchange Plan. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares automatically on a monthly, quarterly, semi-annual or annual basis.

Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity. The
OppenheimerFunds exchange privilege affords investors the ability to switch their investments among Oppenheimer funds if their investment needs change.
However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of fund shares may interfere with the Manager's ability to manage the fund's investments efficiently, increase the fund's transaction and administrative costs and/or affect the fund's performance, depending on various factors, such as the size of the fund, the nature of its investments, the amount of fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Fund's brokerage or administrative expenses might be increased.

Therefore, the Manager and the Fund's Board of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

o     Timing of Exchanges.  Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus"
      or "street name" account) receives an exchange request that conforms to these policies. The request must be received by the close of The New York
      Stock Exchange that day, which is normally 4:00 p.m. Eastern time, but may be earlier on some days. However, the Transfer Agent may delay the reinvestment of proceeds from an exchange for up to five business days if it determines, in its discretion, that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to either the fund from which the exchange is made or the fund to which the exchange is made.

o     Limits on Disruptive Activity. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account  that it believes would be disruptive, even if the activity has not exceeded the policy outlined in this Prospectus. The Transfer Agent may review and consider the history of frequent trading activity in all accounts in the
      Oppenheimer funds known to be under common ownership or control as part of the Transfer Agent's procedures to detect and deter excessive trading activity.

o     Exchanges of Client Accounts by Financial Advisers.  The Fund and the
      Transfer Agent permit dealers and financial intermediaries to submit exchange requests on behalf of their customers (unless the customer has revoked that authority). The Distributor and/or the Transfer Agent have agreements with a number of financial intermediaries that permit them to submit exchange orders in bulk on behalf of their clients. Those intermediaries are required to follow the exchange policy stated in this
      Prospectus and to comply with additional, more stringent restrictions.
      Those additional restrictions include limitations on the funds available for exchanges, the requirement to give advance notice of exchanges to the
      Transfer Agent, and limits on the amount of client assets that may be invested in a particular fund. A fund or the Transfer Agent may limit or refuse bulk exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

o     Redemptions of Shares.  These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this Prospectus.

o     Right to Refuse Exchange and Purchase Orders.  The Distributor and/or the
      Transfer Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order. The Fund may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

o     Right to Terminate or Suspend Account Privileges.  The Transfer Agent may
      send a written warning to direct shareholders who the Transfer Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity.

o     Omnibus Accounts.  If you hold your shares of the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name"
      accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, they may apply to you.

While the Fund, the Distributor, the Manager and the Transfer Agent encourage financial intermediaries to apply the Fund's policies to their customers who invest indirectly in the Fund, the Transfer Agent may not be able to apply this policy to accounts such as (a) accounts held in omnibus form in the name of a broker-dealer or other financial institution, or (b) omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c)
accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not identified to the
Transfer Agent.

Therefore the Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus" or
"street name" accounts of a financial intermediary. However, the Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review account activity, and to confirm to the
Transfer Agent and the fund that appropriate action has been taken to curtail any excessive trading activity. However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.

The Fund's Board has adopted additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity. Those additional policies and procedures will take effect on June 20,
2005:

o     30-Day Limit.  A direct shareholder may exchange all or some of the shares of the Fund held in his or her account to another eligible Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into another fund account, that account will be "blocked" from further exchanges into another fund for a period of 30 calendar days from the date of the exchange. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $1,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($11,000 in this example) would be blocked from further exchanges into another fund for a period of 30 calendar days. A "direct shareholder" is one whose account is registered on the Fund's books showing the name, address and tax ID number of the beneficial owner.

o     Exchanges Into Money Market Funds.  A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of a money market fund at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

o     Dividend Reinvestments/B Share Conversions.  Reinvestment of dividends or distributions from one fund to purchase shares of another fund and the conversion of Class B shares into Class A shares will not be considered exchanges for purposes of imposing the 30-day limit.

o     Asset Allocation.  Third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand" exchanges outside the parameters of portfolio rebalancing programs will be subject to the 30-day limit.
      However, investment programs by other Oppenheimer "funds-of-funds" that entail rebalancing of investments in underlying Oppenheimer funds will not be subject to these limits.

Automatic  Exchange  Plans.   Accounts  that  receive  exchange  proceeds  through
automatic or systematic  exchange plans that are established  through the Transfer
Agent will not be subject to the 30-day  block as a result of those  automatic  or systematic  exchanges (but may be blocked from exchanges,  under the 30-day limit, if they receive proceeds from other exchanges).

February 18, 2005                                             PS0365.012

                                 ROCHESTER FUND MUNICIPALS
                         Supplement dated February 18, 2005 to the
   Statement of Additional Information dated February 24, 2004, revised February 2, 2005

This supplement amends the Statement of Additional Information dated February 24, 2004, revised February 2, 2005.

The Statement of Additional Information is revised as follows:

1.   Effective March 18, 2005, the first three paragraphs of the section entitled "Letters of Intent" on page 60 are replaced with the following:

      Letters of Intent.  Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A,
   Class B or Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A, Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. You can choose to include purchases made up to 90 days before the date of the
   Letter. Class A shares of Oppenheimer Money Market Fund, Inc. and Oppenheimer Cash
   Reserves fund on which you did not pay a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a Letter.

         A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and Class C shares of the
   Fund and other Oppenheimer funds during a 13-month period (the "Letter period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e. without a sales charge) do not count toward satisfying the amount of the
   Letter.

         Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

2. The following is added to the end of the section entitled "Waivers of Initial and
Contingent Deferred Sales Charges in Certain Transactions" on page C-5 of Appendix C:

|_|   Shares purchased in amounts of less than $5.

February 18, 2005                                           PX0365.009